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                                                                   Exhibit 10.35


                                OPTION AGREEMENT

         AGREEMENT made as of November 15, 1996 between MicroTel International, Inc., a Delaware corporation (hereinafter called the "Company"), and Elk International Corporation Limited (hereinafter called "Optionee").

         NOW, THEREFORE, in consideration of the premises, it is agreed as follows:

         1. Grant of Option. The Company hereby grants to the Optionee the right, privilege, and option to purchase 500,000 shares of the Company's common stock, $.0033 par value per share (the "Shares"), at $2.375 per Share, in the manner and subject to the conditions hereinafter provided.

         2. Time of Exercise of Option. The option as to the 500,000 Shares, or any of them, may be exercised by the Optionee commencing as of the date hereof and continuing during the period not later than the termination date set forth in paragraph 4 hereof; and

         3.  Method of Exercise.
             (a) The option shall be exercised by written notice directed to the Company at its principal place of business, accompanied by payment of the option price for the number of Shares specified and paid for. The option may be exercised to purchase all or any number of full Shares specified and paid for.

             (b) Payment for the Shares shall be made by cash, check (subject to collection), or wire transfer.

             (c) The Company shall make immediate delivery of such Shares, provided that if any law or regulation requires the Company to take any action with respect to the Shares specified in such notice before the issuance thereof, then the date of delivery of such Shares shall be extended for the period necessary to take such action.

         4.  Termination of Option.
             (a) Except as otherwise stated in this Agreement, the option, to the extent not previously exercised shall terminate forthwith on November 14, 2001, at 5:00 p.m., San Jose, California time (the "Expiration Date").

         5. Outstanding Option. The option granted to the Optionee under this Agreement shall not be affected by any option previously granted to him to purchase Shares of the Company, if any.

         6. Reclassification, Consolidation, or Merger. If and to the extent that the number of issued shares of common stock of the Company shall be increased or reduced by a change in par value, split-up, reclassification, distribution of a dividend payable in shares, or the like, the number of Shares subject to option and the
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option price for them shall be proportionately adjusted. If the Company is reorganized or consolidated or merged with another corporation, the Optionee shall be entitled to receive options covering Shares of such reorganized, consolidated, or merged company in the same proportion, at an equivalent price, and subject to the same conditions. For purposes of the preceding sentence, the excess of the aggregate fair market value of the Shares subject to the option immediately after the reorganization, consolidation, or merger over the aggregate option price of such Shares shall not be more than the excess of the aggregate fair market value of all Shares subject to the option immediately before such reorganization, consolidation, or merger over the aggregate option price of such Shares. The new option or assumption of the old option shall not give the Optionee additional benefits which he did not have under the old option.

         7. Rights Prior to Exercise of Option. The option is nontransferable by the Optionee and during his lifetime is exercisable only by him, and the Optionee shall have no rights as a shareholder in the Shares underlying the option until payment of the option price and delivery to him of such Shares as herein provided.

         8. Registration Rights. If the Company at any time proposes to register any of its securities under the Securities Act of 1933, as amended (the "1933 Act")(other than pursuant to Form S-8 or other comparable form), the Company shall include the shares of common stock subject to this Option in such registration. The Company shall at such time give prompt written notice to Optionee of its intention to effect such registration and of Optionee's rights under such proposed registration, and upon the request of Optionee delivered to the Company within twenty (20) days after giving of such notice (which request shall specify the number of shares of common stock intended to be disposed of by Optionee), the Company shall include such shares of common stock requested to be included in such registration; provided, however, that if, at any time after giving such written notice of the Company's intention to register any of Optionee's shares of common stock and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with such registration statement, the Company may give written notice of such determination to Optionee and thereupon shall be relieved of its obligation to register such shares of common stock (but not from its obligation to pay registration expenses in connection therewith or to register such shares of Common Stock in a subsequent registration).

         All expenses incurred in any registration of Optionee's common stock under this Agreement shall be paid by the Company, including, without limitation, printing expenses, fees and disbursements of counsel for the Company, all registration and filing fees for Optionee's common stock under federal and State securities laws, and expenses of complying with the securities or blue sky laws of any jurisdiction in which Optionee reasonably
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requests the registration of his common stock; provided, however, the Company shall not be liable for (a) any discounts or commissions to any underwriter; (b) any stock transfer taxes incurred; or (c) the fees and expenses of counsel for Optionee, provided that the Company will pay the costs and expenses of Company counsel.

         9. Approval by Directors. The granting and adoption of the option is being made pursuant to a the ratification by the Board of Directors.

         10. Binding Effect. This Agreement shall be binding upon the heirs, executors, administrators, and successors of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.


                                       MICROTEL INTERNATIONAL. INC.



                                       By: /s/ Jack Talan
                                          --------------------------------------
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                                OPTION AGREEMENT

        AGREEMENT made as of November 15, 1996 between MicroTel International, Inc., a Delaware corporation (hereinafter called the "Company"), and Elk International Corporation Limited (hereinafter called "Optionee").

        NOW, THEREFORE, in consideration of the premises, it is agreed as follows:

        1. Grant of Option. The Company hereby grants to the Optionee the right, privilege, and option to purchase 250,000 shares of the Company's common stock, $.0033 par value per share (the "Shares"), at $2.375 per Share, in the manner and subject to the conditions hereinafter provided.

        2. Time of Exercise of Option. The option as to the 250,000 Shares, or any of them, may be exercised by the Optionee commencing as of the date hereof and continuing during the period not later than the termination date set forth in paragraph 4 hereof; and

        3.      Method of Exercise.
                (a) The option shall be exercised by written notice directed to the Company at its principal place of business, accompanied by payment of the option price for the number of Shares specified and paid for. The option may be exercised to purchase all or any number of full Shares specified and paid for.

                (b) Payment for the Shares shall be made by cash, check (subject to collection), or wire transfer.

                (c) The Company shall make immediate delivery of such Shares, provided that if any law or regulation requires the Company to take any action with respect to the Shares specified in such notice before the issuance thereof, then the date of delivery of such Shares shall be extended for the period necessary to take such action.

        4.      Termination of Option.
                (a) Except as otherwise stated in this Agreement, the option, to the extent not previously exercised shall terminate forthwith on November 14, 2001, at 5:00 p.m., San Jose, California time (the "Expiration Date").

        5. Outstanding Option. The option granted to the Optionee under this Agreement shall not be affected by any option previously granted to him to purchase Shares of the Company, if any.

        6. Reclassification, Consolidation, or Merger. If and to the extent that the number of issued shares of common stock of the Company shall be increased or reduced by a change in par value, split-up, reclassification, distribution of a dividend payable in shares, or the like, the number of Shares subject to option and the




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option price for them shall be proportionately adjusted. If the Company is reorganized or consolidated or merged with another corporation, the Optionee shall be entitled to receive options covering Shares of such reorganized, consolidated, or merged company in the same proportion, at an equivalent price, and subject to the same conditions. For purposes of the preceding sentence, the excess of the aggregate fair market value of the Shares subject to the option immediately after the reorganization, consolidation, or merger over the aggregate option price of such Shares shall not be more than the excess of the aggregate fair market value of all Shares subject to the option immediately before such reorganization, consolidation, or merger over the aggregate option price of such Shares. The new option or assumption of the old option shall not give the Optionee additional benefits which he did not have under the old option.

        7. Rights Prior to Exercise of Option. The option is nontransferable by the Optionee and during his lifetime is exercisable only by him, and the Optionee shall have no rights as a shareholder in the Shares underlying the option until payment of the option price and delivery to him of such Shares as herein provided.



        8. Approval by Directors. The granting and adoption of the option is being made pursuant to the ratification by the Board of Directors.




        9. Binding Effect. This Agreement shall be binding upon the heirs, executors, administrators, and successors of the parties hereto.


        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.

                                        MICROTEL INTERNATIONAL, INC.

                                        By: /s/ Jack Talan
                                            -----------------------------